UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 3, 2006
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                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
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               (Exact name of registrant as specified in charter)

           Colorado                      0-11485                  84-1072256
           --------                      -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
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                    (Address of principal executive offices)

                                 (303) 863-8808
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               Registrant's telephone number, including area code:


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective December 23, 2005, Joan D. Montgomery resigned as Accelr8 Technology Corporation's (the "Corporation") Controller and principal accounting officer and the Corporation appointed Marisa J. Baldwin as the Controller and principal accounting officer. Ms. Montgomery's last date of employment was January 3, 2006.

     Ms. Baldwin, age 37, has during the past five years served as an assistant controller, accounting supervisor, accountant, controller, auditor, and consultant for a number of private and public companies, including Mincom, Archstone-Smith, Etoys.com, NetRigulus and Taramar Group. Ms. Baldwin holds a Bachelor of Arts degree in economics from the University of Colorado at Denver.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  January 6, 2006                 ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
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                                       Thomas V. Geimer, Chief Executive Officer